UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	February 29, 2020

Date of reporting period:	March 1, 2019 — February 29, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam Floating Rate Income Fund

Annual report
2 | 29 | 20

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PFLRX

Putnam
Floating Rate
Income Fund

Annual report
2 | 29 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

April 8, 2020

Dear Fellow Shareholder:

After a period of gains and relative tranquility, global financial markets encountered considerable challenges in early 2020. In late February, as COVID-19, the disease caused by the coronavirus, spread into regions beyond China, global stock markets began to experience significant declines and turbulence. By mid-March, major U.S. indexes had fallen into bear market territory, defined as a 20% drop from a previous high. As often happens when stocks decline sharply, bonds generally provided better results. As investors rushed to safe havens, the yield on the benchmark 10-year U.S. Treasury note fell to historic lows. Central banks and governments worldwide have enacted measures to inject liquidity into the markets and restore confidence, including emergency interest-rate cuts.

Markets are working to assess the economic impact of the disease and the public health measures taken in response to it. It is still unclear what the costs will be and how long the effects of the COVID-19 pandemic will last, but history has shown that markets recover from downturns. For investors, we believe the most important course of action is to remain calm, stay focused on your long-term goals, and consult with your financial advisor. At Putnam, our investment professionals remain focused on actively managing fund portfolios with a research-intensive approach that includes risk management strategies.

Thank you for investing with Putnam.

Putnam Floating Rate Income Fund focuses on a special class of bonds known as floating-rate bank loans. These are loans issued by banks to corporations. Interest rates on these loans “float” in that they periodically adjust to reflect changes in short-term rates. When rates rise, floating-rate loans pay a higher yield. With this feature, these loans can benefit from both rising interest rates and strong economic conditions — factors that pose risks to traditional bonds.

The fund’s managers each have more than 30 years of investment experience

2 Floating Rate Income Fund

Most bank loans are senior-secured debt, meaning that lenders are generally paid before any unsecured debt holders in the event of a liquidation of a company’s assets due to bankruptcy.

Floating-rate loans are typically issued on behalf of companies that lack investment-grade credit ratings. Like high-yield corporate bonds, floating-rate loans are considered to have a greater chance of default and can be illiquid. The advantage for investors is the senior-secured status of the loans, which gives them a higher claim on the company’s assets.

Floating Rate Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 2.25%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Benchmark life of fund return reflects performance from 8/31/04 to the current period as data is only available from the month-end following the fund’s inception (8/4/04).

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/29/20. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on pages 16–17.

4 Floating Rate Income Fund

Paul, what was the market environment like for high-yield bank loans during the reporting period?

Bank loans gained 3.47% for the 12 months ended February 29, 2020, as measured by the S&P/LSTA Leveraged Loan Index. Given that loan coupons reset based on short-term interest rates, the asset class lagged both high-yield bonds and the broad investment-grade fixed-income market as rates declined.

After posting slightly negative performance in March 2019, loans rallied in April amid better-than-expected corporate earnings and improving U.S. economic growth. The asset class moved marginally lower in May, however, due to heightened trade tensions and increasing expectations that the U.S. Federal Reserve [Fed] would soon cut interest rates. Loans posted a modest gain in June, but performance remained weak as demand for floating-rate credit declined due to the change in Fed intentions. In July, steady demand from collateralized loan obligations [CLOs] aided bank loans. [CLOs bundle corporate loans and sell slices of the debt to institutional investors.]

The tide shifted once again in August as a reescalation of trade tensions with China stoked

Floating Rate Income Fund 5

Credit qualities are shown as a percentage of the fund’s net assets as of 2/29/20. A bond rated BBB or higher (A-3/SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash and derivatives. The fund itself has not been rated by an independent rating agency.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 2/29/20. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 Floating Rate Income Fund

volatility across stocks, government bonds, and credit. The yield on the benchmark 10-year U.S. Treasury note fell sharply during the month. The drop reflected investor uncertainty about U.S.–China trade and the potential impact of slowing global growth on the United States. Within this environment, bank loans posted a slight decline.

Loans moved moderately lower in October, as the Fed cut its policy rate for the third time in 2019 and assets continued to flow out of loan funds. In November, however, loans rebounded amid better-than-expected corporate earnings results and improving prospects for a phase-one trade deal with China. Loans then rallied sharply in December, as investors cheered the announcement by President Trump that a deal would be signed in January. A steady rise in U.S. stocks provided a further boost to loan market sentiment, and outflows from the asset class receded in December.

In January, the asset class surrendered a portion of its gains amid heavy refinancing activity and a sell-off in risk assets in response to the coronavirus outbreak. Loan prices were stable through the first three weeks of February before succumbing to their largest setback since August 2011 in the final week. Loans ended the period decidedly negative, falling 1.45% in February.

Within the S&P/LSTA index, most cohorts generated gains, led by consumer products [+7%], housing [+6%], broadcasting [+6%], and chemicals [+5%]. On the downside, energy [–7%] and metals & mining [–4%] were the only groups to post negative performance, hampered by trade uncertainty and falling oil prices. From a credit-quality perspective, mid-tier B-rated loans generated the best performance. Loans at the higher end of the quality spectrum also performed well, partly driven by demand from CLOs and from investors moving away from riskier, lower-quality credits.

The fund lagged the benchmark but outperformed the average return of its Lipper peer group. What factors had the greatest impact on relative performance?

Versus the benchmark, adverse overall positioning in technology, services, and health care weighed on performance. On the plus side, security selection in utilities slightly aided relative results.

In terms of individual holdings, an overweight position in Jo-Ann Stores worked against relative performance this period. Loans issued by the fabric and craft retailer sagged amid concern that U.S. trade tariffs on China could force the chain to significantly raise its prices.

An overweighting in coal producer Murray Energy also detracted, reflecting the negative effect that low natural gas prices have had on the demand for coal. We sold the fund’s position during the period.

An investment in Clear Channel Outdoor Holdings was another relative detractor. The national billboard advertiser has struggled with profitability due to competition from other types of advertising.

What about individual relative contributors?

On that side of the ledger, a greater-than-benchmark position in iHeartCommunications, the nation’s largest radio broadcaster, added the most value. In April 2019, the firm announced plans for a $100 million initial public stock offering. Then in August, the company offered $750 million of senior secured notes. It intends to use the proceeds of these offerings to pay down debt.

Floating Rate Income Fund 7

Not owning two underperforming index members — Seadrill Partners and McDermott International — proved advantageous.

Seadrill is a provider of drill-ships to energy exploration and production companies. Given the oversupply of oil on the market, Seadrill’s revenues have stagnated and its free cash flow has declined precipitously. With net indebtedness exceeding $2 billion, the firm may be forced to restructure its finances under Chapter 11 bankruptcy.

McDermott is an energy infrastructure engineering company. During the period, it reported quarterly earnings results that fell short of market expectations due to continued execution issues with legacy Chicago Bridge & Iron [CB&I] projects. Subsequently, management slashed 2019 fiscal year earnings guidance from a profit to a loss. McDermott acquired CB&I in May 2018.

What is your outlook for the bank-loan market over the coming months?

Entering 2020, we expected global economic growth to remain muted, albeit reasonably stable. Additionally, we thought central banks had little room or appetite for further easing of monetary policies. We anticipated bouts of volatility, primarily driven by uncertainty surrounding the U.S. presidential election.

These expectations were thrown into disarray by the spread of the COVID-19 coronavirus. As of period-end, we think there is considerable uncertainty about the extent of economic damage that will be created by government measures to contain the virus.

We believe efforts by central banks will provide a degree of support for asset markets. However, greater clarity regarding the trajectory of coronavirus infections and deaths is needed before the economic effects can be more clearly assessed. In our view, the longer the economic disruption persists, the greater the risk of recession.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Floating Rate Income Fund

How have you positioned the fund in light of this outlook?

We maintained an overweight allocation in BB-rated credits.

At the industry level, as of February 29, we favored gaming, lodging & leisure; housing; and financials. By contrast, we had lower-than-benchmark exposure to food & beverages, transportation, consumer products, health care, and technology.

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Floating Rate Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2020, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/29/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (8/4/04)
Before sales charge	3.47%	47.78%	3.98%	15.70%	2.96%	8.87%	2.87%	2.31%
After sales charge	3.32	44.45	3.75	13.10	2.49	6.42	2.10	0.01
Class B (9/7/04)
Before CDSC	3.21	45.30	3.81	14.54	2.75	8.08	2.62	1.98
After CDSC	3.21	45.30	3.81	14.54	2.75	8.08	2.62	1.00
Class C (9/7/04)
Before CDSC	2.97	37.09	3.20	11.43	2.19	6.31	2.06	1.42
After CDSC	2.97	37.09	3.20	11.43	2.19	6.31	2.06	0.44
Class R (9/7/04)
Net asset value	3.21	44.12	3.72	14.39	2.73	8.05	2.61	2.05
Class R6 (5/22/18)
Net asset value	3.72	51.87	4.27	17.30	3.24	9.82	3.17	2.66
Class Y (10/4/05)
Net asset value	3.71	51.69	4.25	17.17	3.22	9.69	3.13	2.57

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 2.25% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which, for class B shares, is 1% in the first year, declining to 0.5% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

10 Floating Rate Income Fund

Comparative index returns For periods ended 2/29/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
S&P/LSTA
Leveraged Loan	4.66%	58.10%	4.69%	21.20%	3.92%	11.54%	3.71%	3.47%
Index (LLI)*
Lipper Loan
Participation Funds	3.55	46.19	3.85	16.15	3.03	8.45	2.73	2.08
category average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Benchmark life of fund return reflects performance from 8/31/04 to the current period as data is only available from the month-end following the fund’s inception (8/4/04).

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/29/20, there were 245, 220, 194, 88, and 27 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $14,530 and $13,709, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $14,412, $15,187, and $15,169, respectively.

Floating Rate Income Fund 11

Fund price and distribution information For the 12-month period ended 2/29/20

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	12		12	12	12	12	12
Income	$0.366345		$0.349558	$0.304019	$0.345508	$0.395002	$0.387364
Capital gains	—		—	—	—	—	—
Return of capital*	0.006558		0.006258	0.005443	0.006185	0.007072	0.006935
Total	$0.372903		$0.355816	$0.309462	$0.351693	$0.402074	$0.394299
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
2/28/19	$8.46	$8.65	$8.46	$8.46	$8.46	$8.47	$8.47
2/29/20	8.28	8.47	8.27	8.27	8.28	8.29	8.29
	Before	After	Net	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value	value
Current dividend rate[1]	4.18%	4.09%	3.96%	3.35%	3.90%	4.55%	4.46%
Current 30-day
SEC yield[2]	N/A	3.62%	3.50%	2.95%	3.45%	4.05%	3.96%

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (2.25% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* See page 47.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 Floating Rate Income Fund

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (8/4/04)
Before sales charge	2.71%	29.76%	2.64%	3.24%	0.64%	–2.69%	–0.91%	–8.10%
After sales charge	2.57	26.84	2.41	0.91	0.18	–4.88	–1.65	–10.17
Class B (9/7/04)
Before CDSC	2.46	27.47	2.46	2.20	0.44	–3.28	–1.11	–8.18
After CDSC	2.46	27.47	2.46	2.20	0.44	–3.28	–1.11	–9.06
Class C (9/7/04)
Before CDSC	2.22	20.37	1.87	–0.47	–0.09	–4.87	–1.65	–8.68
After CDSC	2.22	20.37	1.87	–0.47	–0.09	–4.87	–1.65	–9.57
Class R (9/7/04)
Net asset value	2.46	26.55	2.38	1.95	0.39	–3.43	–1.16	–8.33
Class R6 (5/22/18)
Net asset value	2.97	33.24	2.91	4.69	0.92	–1.82	–0.61	–7.77
Class Y (10/4/05)
Net asset value	2.96	33.07	2.90	4.56	0.90	–1.94	–0.65	–7.85

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 2/28/19	1.03%	1.23%	1.78%	1.28%	0.68%*	0.78%
Annualized expense ratio for the
six-month period ended 2/29/20†	1.05%	1.25%	1.80%	1.30%	0.71%	0.80%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses have been annualized.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Floating Rate Income Fund 13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/19 to 2/29/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.24	$6.23	$8.96	$6.48	$3.55	$3.99
Ending value (after expenses)	$1,006.60	$1,005.60	$1,002.80	$1,005.40	$1,008.40	$1,007.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/29/20, use the following calculation method. To find the value of your investment on 9/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.27	$6.27	$9.02	$6.52	$3.57	$4.02
Ending value (after expenses)	$1,019.64	$1,018.65	$1,015.91	$1,018.40	$1,021.33	$1,020.89

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Floating Rate Income Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Floating-rate loans may reduce, but not eliminate, interest-rate risk. These loans are typically secured by specific collateral or assets of the issuer (so that holders of the loan, such as the fund, have a priority claim on those assets in the event of the issuer’s default or bankruptcy). The value of collateral may be insufficient to meet the issuer’s obligations, and the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. You can lose money by investing in the fund.

Floating Rate Income Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1% maximum during the first year to 0.5% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P/LSTA Leveraged Loan Index (LLI) is an unmanaged index of U.S. leveraged loans.

S&P 500 Index is an unmanaged index of common stock performance.

16 Floating Rate Income Fund

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 29, 2020, Putnam employees had approximately $449,000,000 and the Trustees had approximately $74,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Floating Rate Income Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Floating Rate Income Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Floating Rate Income Fund 19

Report of Independent Registered Public Accounting Firm

Shareholders and the Board of Trustees
Putnam Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Floating Rate Income Fund (the “fund”), a series of the Putnam Funds Trust, including the fund’s portfolio, as of February 29, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of February 29, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 29, 2020, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
April 8, 2020

20 Floating Rate Income Fund

The fund’s portfolio 2/29/20

	Principal
SENIOR LOANS (84.7%)*c	amount	Value
Advertising and marketing services (1.2%)
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 5.103%, 8/21/26	$2,289,263	$2,254,924
Terrier Media Buyer, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 4.25%), 5.99%, 12/17/26	2,462,000	2,437,380
		4,692,304
Aerospace and defense (1.0%)
TransDigm, Inc. bank term loan FRN Ser. E, (BBA LIBOR USD
3 Month + 2.25%), 3.659%, 5/30/25	1,600,350	1,564,342
TransDigm, Inc. bank term loan FRN Ser. F, (BBA LIBOR USD
3 Month + 2.25%), 3.909%, 12/30/25	2,405,591	2,351,465
		3,915,807
Automotive (0.7%)
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.16%, 11/6/24	2,965,707	2,928,636
		2,928,636
Basic materials (9.4%)
Advanced Drainage Systems, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 2.25%), 3.938%, 9/24/26	926,071	922,599
Alpha 3 BV bank term loan FRN Ser. B1, (BBA LIBOR USD 3 Month
+ 3.00%), 4.945%, 1/31/24	2,976,534	2,862,435
Beacon Roofing Supply, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.25%), 3.853%, 1/2/25	2,737,651	2,697,440
Big River Steel, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 5.00%), 6.945%, 8/23/23	977,500	978,722
Diamond BC BV bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.00%), 4.777%, 9/6/24	1,295,593	1,238,911
Messer Industries USA, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.50%), 4.445%, 3/1/26	3,596,504	3,524,574
Patriot Container Corp. bank term loan FRN Ser. B, (1 Month
US LIBOR + 3.50%), 5.165%, 3/20/25	500,000	495,000
Pisces Midco, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.75%), 5.408%, 4/12/25	3,443,464	3,331,551
PQ Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.25%), 4.027%, 2/8/25	1,971,735	1,937,230
Quikrete Holdings, Inc. bank term loan FRN Ser. B, (1 Month
US LIBOR + 2.50%), 4.159%, 1/29/27	3,099,156	3,044,920
Solenis International LP bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 5.613%, 6/26/25	2,525,000	2,472,397
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 8.50%), 10.831%, 6/26/26	447,000	422,415
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (1 Month
US LIBOR + 3.00%), 4.629%, 10/1/25	3,868,618	3,791,245
TAMKO Building Products, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 4.853%, 5/31/26	2,992,500	2,985,019
Trident TPI Holdings, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 4.603%, 10/5/24	2,403,333	2,307,200
Univar Solutions USA, Inc./WA bank term loan FRN Ser. B5,
(BBA LIBOR USD 3 Month + 2.00%), 3.603%, 11/22/26	1,500,000	1,477,500
Zekelman Industries, Inc. bank term loan FRN Ser. 1L, (1 Month
US LIBOR + 2.25%), 3.927%, 1/17/27	3,000,000	2,969,064
		37,458,222

Floating Rate Income Fund 21

	Principal
SENIOR LOANS (84.7%)*c cont.	amount	Value
Broadcasting (5.3%)
Banijay Group US Holding, Inc. bank term loan FRN Ser. B, (1 Month
US LIBOR + 3.75%), 5.404%, 2/4/25 (France)	$2,000,000	$1,965,000
Diamond Sports Group, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 4.88%, 8/24/26	2,992,500	2,689,509
Entercom Media Corp. bank term loan FRN Ser. B1, (BBA LIBOR
USD 3 Month + 2.50%), 4.21%, 11/17/24	1,549,408	1,533,914
Gray Television, Inc. bank term loan FRN Ser. C, (BBA LIBOR USD
3 Month + 2.50%), 4.162%, 11/2/25	2,805,175	2,777,123
iHeartCommunications, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.00%), 4.66%, 4/29/26	1,660,000	1,641,325
Nexstar Broadcasting, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.75%), 4.331%, 9/19/26	2,743,125	2,722,552
Sinclair/RSN bank term loan FRN Ser. B2B, (BBA LIBOR USD
3 Month + 2.50%), 4.16%, 7/18/26	1,995,000	1,972,556
Townsquare Media, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 4.603%, 4/1/22	2,645,925	2,606,236
Univision Communications, Inc. bank term loan FRN Ser. C5,
(BBA LIBOR USD 3 Month + 2.75%), 4.353%, 3/15/24	3,398,292	3,266,609
		21,174,824
Building materials (2.1%)
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 5.933%, 5/5/24	2,988,660	2,958,773
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.625%, 2/28/26	1,935,000	1,538,325
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.25%), 4.875%, 2/28/25	1,291,112	1,155,545
Werner Finco LP bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.00%), 5.603%, 7/24/24	2,665,684	2,612,370
		8,265,013
Commercial and consumer services (2.8%)
Garda World Security Corp. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 4.75%), 6.69%, 10/23/26	1,614,604	1,600,476
Iron Mountain, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 1.75%), 3.353%, 1/2/26	1,806,581	1,761,416
Prime Security Services Borrower, LLC bank term loan FRN
(BBA LIBOR USD 3 Month + 3.25%), 4.912%, 9/23/26	2,551,767	2,487,972
Refinitiv US Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.25%), 4.853%, 10/1/25	2,826,974	2,818,140
Sabre GLBL, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.00%), 3.603%, 2/22/24	980,000	935,084
Travelport Finance Luxembourg Sarl bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 5.00%), 6.945%, 5/30/26	2,033,903	1,555,935
		11,159,023
Communication services (8.2%)
Altice France SA (France) bank term loan FRN Ser. B12, (BBA LIBOR
USD 3 Month + 3.69%), 5.346%, 1/31/26	1,681,400	1,633,760
Asurion, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 6.50%), 8.103%, 8/4/25	1,197,000	1,194,008
Asurion, LLC bank term loan FRN Ser. B6, (BBA LIBOR USD 3 Month
+ 3.00%), 4.603%, 11/3/23	2,312,369	2,295,027

22 Floating Rate Income Fund

	Principal
SENIOR LOANS (84.7%)*c cont.	amount	Value
Communication services cont.
Charter Communications Operating, LLC bank term loan FRN
Ser. B2, (BBA LIBOR USD 3 Month + 1.75%), 3.639%, 2/1/27	$2,169,346	$2,142,771
CSC Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.25%), 3.909%, 7/17/25	3,694,309	3,634,276
Front Range BidCo, Inc. bank term loan FRN (1 Month US LIBOR
+ 3.00%), 4.668%, 2/21/27	4,000,000	3,903,332
Frontier Communications Corp. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.75%), 5.35%, 6/15/24	2,939,698	2,953,171
Intelsat Jackson Holdings SA bank term loan FRN Ser. B3,
(BBA LIBOR USD 3 Month + 3.75%), 5.682%, 11/27/23	789,628	781,896
Intelsat Jackson Holdings SA bank term loan FRN Ser. B4,
(BBA LIBOR USD 3 Month + 4.50%), 6.432%, 1/2/24	2,000,000	2,010,000
Level 3 Parent, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 1.75%), 3.513%, 3/1/27	965,432	945,319
SFR Group SA bank term loan FRN Ser. B11, (BBA LIBOR USD
3 Month + 2.75%), 4.353%, 7/31/25	2,622,370	2,526,216
Sprint Communications, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 2.50%), 4.125%, 2/3/24	3,281,744	3,253,028
Virgin Media Bristol, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 2.50%), 4.159%, 1/4/28	2,500,000	2,466,875
WideOpenWest Finance, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 4.889%, 8/19/23	3,326,274	3,209,854
		32,949,533
Consumer (0.5%)
Reynolds Consumer Products, LLC bank term loan FRN (1 Month
US LIBOR + 0.00%), 3.41%, 1/30/27	2,000,000	1,975,834
		1,975,834
Consumer staples (6.4%)
1011778 BC, ULC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 1.75%), 3.508%, 11/19/26	1,819,102	1,793,331
Ascend Learning, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 4.603%, 7/12/24	1,880,759	1,866,654
BJ’s Wholesale Club, Inc. bank term loan FRN (1 Month US LIBOR
+ 2.25%), 3.895%, 2/3/24	2,690,035	2,663,134
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.088%, 6/21/24	3,464,664	3,383,823
CEC Entertainment, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 6.50%), 8.103%, 8/30/26	2,468,813	2,340,743
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 4.41%, 2/2/25	3,009,670	2,936,935
KFC Holding Co. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 1.75%), 3.409%, 4/3/25	2,861,697	2,835,226
Match Group, Inc. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 1.75%), 3.405%, 2/7/27	1,000,000	992,500
Revlon Consumer Products Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 5.113%, 9/7/23	874,399	601,149
VM Consolidated, Inc. bank term loan FRN (1 Month US LIBOR
+ 3.25%), 4.908%, 2/28/25	2,942,544	2,905,762
Weight Watchers International bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 4.75%), 6.72%, 11/29/24	3,101,678	3,101,678
		25,420,935

Floating Rate Income Fund 23

	Principal
SENIOR LOANS (84.7%)*c cont.	amount	Value
Containers (1.8%)
Berry Global, Inc. bank term loan FRN Ser. Y, (BBA LIBOR USD
3 Month + 2.00%), 3.899%, 7/1/26	$1,987,500	$1,956,694
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 5.084%, 4/3/24	3,115,807	2,970,401
Reynolds Group Holdings, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.00%), 4.463%, 2/5/23	2,123,014	2,102,845
		7,029,940
Energy (3.1%)
Apergy Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.50%), 4.125%, 5/9/25	1,277,108	1,257,952
Ascent Resources — Marcellus, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 6.50%), 8.139%, 3/30/23	308,333	280,069
Blackstone CQP Holdco LP bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.50%), 5.408%, 6/20/24	1,990,000	1,943,567
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 6.363%, 12/31/22	1,160,000	1,015,966
Centurion Pipeline Co., LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.25%), 4.853%, 9/30/25	1,980,000	1,967,625
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 6.353%, 4/16/21	485,569	437,012
Hercules Merger Sub, LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.75%), 4.944%, 11/1/26	2,000,000	1,979,500
Lower Cadence Holdings, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 4.00%), 5.603%, 5/22/26	1,707,420	1,581,498
Prairie ECI Acquiror LP bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 6.42%, 3/11/26	2,000,000	1,913,334
		12,376,523
Entertainment (2.0%)
1232743 B.C., Ltd. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 3.00%), 4.665%, 2/7/27 (Canada)	1,000,000	929,167
Cineworld Finance US, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.25%), 3.853%, 2/28/25	2,211,849	2,042,273
Constellation Merger Sub, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 2.75%), 4.695%, 9/18/24	2,911,806	2,715,259
Delta 2 Luxembourg Sarl bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.50%), 4.103%, 2/1/24	2,318,289	2,264,196
		7,950,895
Environmental (0.7%)
Filtration Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 4.603%, 3/29/25	2,835,893	2,816,986
		2,816,986
Financials (6.1%)
AG Merger Sub II, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 5.00%), 6.659%, 8/1/26	2,000,000	1,972,500
Alliant Holdings I, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 4.603%, 5/10/25	3,313,419	3,244,043
BCPE Rover Merger Sub, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 4.25%), 5.853%, 11/28/25	2,977,500	2,864,602
ESH Hospitality, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.00%), 3.603%, 9/18/26	1,246,910	1,232,362

24 Floating Rate Income Fund

	Principal
SENIOR LOANS (84.7%)*c cont.	amount	Value
Financials cont.
Forest City Enterprises LP bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.50%), 5.103%, 12/7/25	$2,673,471	$2,646,736
HUB International, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 4.543%, 4/25/25	3,693,750	3,582,938
LPL Holdings, Inc. bank term loan FRN (BBA LIBOR USD 3 Month
+ 1.75%), 3.641%, 11/12/26	2,227,262	2,224,478
USI, Inc./NY bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.00%), 4.945%, 5/16/24	3,631,165	3,522,230
VICI Properties 1, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 1.75%), 3.379%, 12/22/24	3,137,955	3,077,157
		24,367,046
Gaming and lottery (3.3%)
Boyd Gaming Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.25%), 3.829%, 9/15/23	1,831,252	1,804,928
Eldorado Resorts, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.25%), 3.889%, 4/17/24	1,016,263	1,009,276
Gateway Casinos & Entertainment, Ltd. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.00%), 4.945%, 3/13/25	1,723,750	1,680,656
Golden Nugget, Inc. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 2.50%), 4.081%, 10/4/23	2,304,983	2,255,041
Scientific Games International, Inc. bank term loan FRN Ser. B5,
(BBA LIBOR USD 3 Month + 2.75%), 4.366%, 8/14/24	3,864,306	3,754,174
Stars Group Holdings BV bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.50%), 5.445%, 7/10/25	2,674,259	2,655,873
		13,159,948
Health care (6.1%)
Air Medical Group Holdings, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 4.932%, 4/28/22	1,586,521	1,510,170
Air Methods Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.50%), 5.445%, 4/21/24	2,867,390	2,354,844
Bausch Health Cos., Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 4.659%, 6/1/25	2,741,780	2,723,500
Elanco Animal Health, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 1.75%), 3.404%, 2/4/27	2,500,000	2,472,918
Enterprise Merger Sub, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 5.353%, 10/10/25	2,962,519	2,360,757
Grifols Worldwide Operations USA, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 2.00%), 3.80%, 11/15/27	2,485,157	2,460,927
Jaguar Holding Co. II bank term loan FRN (BBA LIBOR USD 3 Month
+ 2.50%), 4.103%, 8/18/22	2,106,022	2,081,451
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 4.905%, 6/1/25	3,118,629	2,986,088
RegionalCare Hospital Partners Holdings, Inc. bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 5.353%, 11/16/25	2,631,972	2,617,714
West Street Merger Sub, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.75%), 4.353%, 9/27/24	3,077,591	2,971,799
		24,540,168
Lodging/Tourism (0.9%)
Caesars Resort Collection, LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 2.75%), 4.353%, 12/22/24	3,910,101	3,761,517
		3,761,517

Floating Rate Income Fund 25

	Principal
SENIOR LOANS (84.7%)*c cont.	amount	Value
Machinery (3.6%)
Altra Industrial Motion Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 2.00%), 3.603%, 10/1/25	$2,650,746	$2,633,074
Gardner Denver, Inc. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 1.75%), 3.411%, 2/28/27	1,283,000	1,266,562
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 4.603%, 3/28/25	3,330,321	3,157,977
Vertiv Group Corp. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 3.00%), 4.655%, 3/2/27	3,255,000	3,235,672
Vertiv Intermediate Holding II Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.00%), 7.75%, 11/15/23	1,382,841	1,376,503
Welbilt, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.50%), 4.103%, 10/23/25	2,637,658	2,584,905
		14,254,693
Manufacturing (1.2%)
Blount International, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.75%), 5.353%, 4/12/23	982,563	976,421
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 4.353%, 3/31/24	2,017,650	1,972,253
Thermon Industries, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.75%), 5.331%, 10/30/24	1,760,000	1,760,000
		4,708,674
Media (0.4%)
Lions Gate Capital Holdings, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 2.25%), 3.853%, 3/24/25	1,817,761	1,779,134
		1,779,134
Office equipment and supplies (0.8%)
Staples, Inc. bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 6.655%, 4/12/26	3,354,242	3,238,940
		3,238,940
Publishing (0.6%)
Meredith Corp. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 2.50%), 4.165%, 1/31/25	2,245,503	2,226,791
		2,226,791
Retail (2.7%)
Academy, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.00%), 5.655%, 7/2/22	2,253,107	1,799,669
Bass Pro Group, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 5.00%), 6.603%, 9/25/24	2,448,838	2,350,884
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 10.879%, 5/21/24	1,805,700	699,709
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 6.629%, 10/16/23	1,754,688	1,256,795
Neiman Marcus Group, Ltd., LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 6.00%), 7.666%, 10/25/23	1,456,617	1,211,073
PetSmart, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.00%), 5.66%, 3/11/22	1,526,444	1,506,410
Talbots, Inc. (The) bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 7.00%), 8.603%, 11/28/22	1,916,819	1,878,483
		10,703,023

26 Floating Rate Income Fund

	Principal
SENIOR LOANS (84.7%)*c cont.	amount	Value
Technology (10.2%)
Banff Merger Sub, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.25%), 5.853%, 10/2/25	$3,217,500	$3,089,804
Ceridian HCM Holding, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.50%), 4.103%, 4/30/25	2,061,146	2,053,416
CommScope, Inc. bank term loan FRN Ser. B2, (BBA LIBOR USD
3 Month + 3.25%), 4.853%, 4/4/26	1,995,000	1,976,297
Dell International, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.00%), 3.61%, 9/19/25	3,898,034	3,839,564
Infor US, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.75%), 4.695%, 2/1/22	3,129,866	3,103,784
Kronos, Inc./MA bank term loan FRN (BBA LIBOR USD 3 Month
+ 8.25%), 10.013%, 11/1/24	1,498,000	1,498,000
Kronos, Inc./MA bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 4.763%, 11/1/23	1,932,385	1,924,448
Plantronics, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.50%), 4.103%, 7/2/25	2,912,777	2,665,191
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 4.763%, 11/3/23	2,797,956	2,630,079
Solera, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.75%), 4.363%, 3/3/23	2,981,357	2,949,680
SS&C European Holdings Sarl bank term loan FRN Ser. B4,
(1 Month US LIBOR + 1.75%), 3.412%, 4/16/25	968,365	948,191
SS&C Technologies, Inc. bank term loan FRN Ser. B3, (1 Month
US LIBOR + 1.75%), 3.412%, 4/16/25	1,357,072	1,331,203
SS&C Technologies, Inc. bank term loan FRN Ser. B5, (BBA LIBOR
USD 3 Month + 2.50%), 3.412%, 4/16/25	987,364	969,673
Star Merger Sub, Inc. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 4.00%), 5.658%, 2/8/26	2,485,000	2,477,234
Tempo Acquisition, LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 4.353%, 5/1/24	3,511,741	3,445,896
TTM Technologies, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 2.50%), 4.081%, 9/28/24	2,974,509	2,972,031
Ultimate Software Group, Inc. (The) bank term loan FRN
(BBA LIBOR USD 3 Month + 3.75%), 5.353%, 5/3/26	1,995,000	1,981,699
Western Digital Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 1.75%), 3.353%, 4/29/23	1,398,346	1,384,946
		41,241,136
Transportation (0.6%)
Genesee & Wyoming, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 2.00%), 3.774%, 11/5/26	2,610,000	2,588,251
		2,588,251
Trucks and parts (1.0%)
Panther BF Aggregator 2 LP bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.50%), 5.103%, 4/30/26	3,990,000	3,925,162
		3,925,162
Utilities and power (1.2%)
Calpine Construction Finance Co. LP bank term loan FRN
(BBA LIBOR USD 3 Month + 2.00%), 3.603%, 1/15/25	3,215,838	3,167,601
Vistra Operations Co., LLC bank term loan FRN Ser. B3, (BBA LIBOR
USD 3 Month + 1.75%), 3.364%, 12/1/25	1,663,365	1,647,771
		4,815,372

Floating Rate Income Fund 27

	Principal
SENIOR LOANS (84.7%)*c cont.	amount	Value
Waste Management (0.8%)
GFL Environmental, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 5.298%, 5/31/25	$3,365,883	$3,296,883
		3,296,883
Total senior loans (cost $348,002,893)		$338,721,213

	Principal
CORPORATE BONDS AND NOTES (11.1%)*	amount	Value
Capital goods (0.6%)
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	$1,084,000	$1,133,972
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	1,250,000	1,323,440
		2,457,412
Communication services (1.7%)
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	1,500,000	1,517,550
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
FRN (BBA LIBOR USD 3 Month + 1.65%), 3.413%, 2/1/24	2,000,000	2,063,899
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.125%, 5/1/23	1,500,000	1,503,750
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	1,700,000	1,759,500
		6,844,699
Consumer cyclicals (2.4%)
ADT Security Corp. (The) company guaranty sr. unsub. notes
3.50%, 7/15/22	1,000,000	997,800
iHeartCommunications, Inc. company guaranty sr. notes
6.375%, 5/1/26	967,134	1,039,379
Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	1,550,000	1,621,982
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24	1,040,000	1,019,200
MGM Resorts International company guaranty sr. unsec. notes
6.00%, 3/15/23	1,550,000	1,668,188
Penske Automotive Group, Inc. company guaranty sr. unsec. notes
3.75%, 8/15/20	2,000,000	2,005,000
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes
4.625%, 5/15/23	1,000,000	1,007,500
		9,359,049
Consumer staples (1.2%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)	1,000,000	1,000,950
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 3.50%, 2/15/23	1,000,000	1,001,250
Netflix, Inc. sr. unsec. notes 5.50%, 2/15/22	700,000	733,915
Newell Brands, Inc. sr. unsec. unsub. notes 3.85%, 4/1/23	2,000,000	2,077,546
		4,813,661

28 Floating Rate Income Fund

	Principal
CORPORATE BONDS AND NOTES (11.1%)* cont.	amount	Value
Energy (0.9%)
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	$1,000,000	$852,220
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
7.00%, 6/30/24	1,000,000	1,145,552
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 4.75%, 10/1/23	1,000,000	960,020
Transocean Sentry, Ltd. 144A company guaranty sr. notes 5.375%,
5/15/23 (Cayman Islands)	740,000	715,950
		3,673,742
Financials (2.2%)
Ally Financial, Inc. sr. unsec. notes 5.125%, 9/30/24	1,000,000	1,106,070
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	1,300,000	1,394,250
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 5.375%, 11/1/23 R	1,100,000	1,200,045
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN (BBA LIBOR
USD 3 Month + 0.75%), 2.433%, 2/23/23	2,000,000	2,010,891
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	1,000,000	1,017,120
PNC Bank NA sr. unsec. unsub. FRN Ser. BKNT, (BBA LIBOR USD
3 Month + 0.45%), 2.252%, 7/22/22	2,000,000	2,005,417
		8,733,793
Health care (1.2%)
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	1,450,000	1,439,125
HCA, Inc. company guaranty sr. unsec. unsub. notes
5.875%, 5/1/23	1,550,000	1,693,375
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. unsub. notes 2.20%, 7/21/21 (Israel)	337,000	326,924
Zoetis, Inc. sr. unsec. FRN (BBA LIBOR USD 3 Month + 0.44%),
2.135%, 8/20/21	1,200,000	1,200,983
		4,660,407
Technology (0.7%)
CommScope Finance, LLC 144A sr. notes 5.50%, 3/1/24	1,000,000	1,017,600
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	1,250,000	1,307,813
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	500,000	528,625
		2,854,038
Utilities and power (0.2%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.875%, 5/15/23	903,000	895,099
		895,099
Total corporate bonds and notes (cost $43,892,025)		$44,291,900

COMMON STOCKS (0.2%)*	Shares	Value
CHC Group, LLC (acquired 3/23/17, cost $125,976) † ∆∆	8,688	$2,172
Clear Channel Outdoor Holdings, Inc. †	177,605	367,642
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	113,884	125,272
Tribune Media Co. Class 1C	591,290	325,209
Total common stocks (cost $1,450,621)		$820,295

Floating Rate Income Fund 29

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
CHC Group, LLC/CHC Finance, Ltd. cv. notes Ser. AI, zero %,
10/1/20, (acquired 2/2/17, cost $420,601) ∆∆	$446,795	$89,359
Total convertible bonds and notes (cost $420,601)		$89,359

SHORT-TERM INVESTMENTS (6.4%)*	Shares	Value
Putnam Short Term Investment Fund 1.74% L	25,690,605	$25,690,605
Total short-term investments (cost $25,690,605)		$25,690,605

TOTAL INVESTMENTS
Total investments (cost $419,456,745)	$409,613,372

Key to holding’s abbreviations

BKNT	Bank Note
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2019 through February 29, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $400,000,510.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $91,531, or less than 0.1% of net assets.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

30 Floating Rate Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer cyclicals	$367,642	$325,209	$—
Energy	—	2,172	—
Utilities and power	—	125,272	—
Total common stocks	367,642	452,653	—

Convertible bonds and notes	—	89,359	—
Corporate bonds and notes	—	44,291,900	—
Senior loans	—	338,721,213	—
Short-term investments	25,690,605	—	—
Totals by level	$26,058,247	$383,555,125	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 31

Statement of assets and liabilities 2/29/20

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $393,766,140)	$383,922,767
Affiliated issuers (identified cost $25,690,605) (Notes 1 and 5)	25,690,605
Cash	2,076,118
Interest and other receivables	1,305,080
Receivable for shares of the fund sold	1,692,719
Receivable for investments sold	9,806,520
Prepaid assets	35,906
Total assets	424,529,715

LIABILITIES
Payable for investments purchased	21,537,634
Payable for shares of the fund repurchased	2,219,455
Payable for compensation of Manager (Note 2)	179,581
Payable for custodian fees (Note 2)	27,295
Payable for investor servicing fees (Note 2)	93,252
Payable for Trustee compensation and expenses (Note 2)	119,323
Payable for administrative services (Note 2)	1,402
Payable for distribution fees (Note 2)	139,592
Distributions payable to shareholders	41,672
Other accrued expenses	169,999
Total liabilities	24,529,205

Net assets	$400,000,510

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$459,393,355
Total distributable earnings (Note 1)	(59,392,845)
Total — Representing net assets applicable to capital shares outstanding	$400,000,510

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($226,047,093 divided by 27,302,759 shares)	$8.28
Offering price per class A share (100/97.75 of $8.28)*	$8.47
Net asset value and offering price per class B share ($6,429,048 divided by 777,039 shares)**	$8.27
Net asset value and offering price per class C share ($51,057,730 divided by 6,172,223 shares)**	$8.27
Net asset value, offering price and redemption price per class R share
($687,469 divided by 83,069 shares)	$8.28
Net asset value, offering price and redemption price per class R6 share
($5,699,728 divided by 687,897 shares)	$8.29
Net asset value, offering price and redemption price per class Y share
($110,079,442 divided by 13,284,061 shares)	$8.29

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

32 Floating Rate Income Fund

Statement of operations Year ended 2/29/20

INVESTMENT INCOME
Interest (net of foreign tax of $18,287) (including interest income of $597,886 from investments
in affiliated issuers) (Note 5)	$25,162,038
Total investment income	25,162,038

EXPENSES
Compensation of Manager (Note 2)	2,638,233
Investor servicing fees (Note 2)	626,819
Custodian fees (Note 2)	27,026
Trustee compensation and expenses (Note 2)	18,562
Distribution fees (Note 2)	1,273,650
Administrative services (Note 2)	12,418
Other	375,121
Total expenses	4,971,829
Expense reduction (Note 2)	(14,010)
Net expenses	4,957,819

Net investment income	20,204,219

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(6,157,852)
Total net realized loss	(6,157,852)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(3,022,676)
Assets and liabilities in foreign currencies	264,212
Total change in net unrealized depreciation	(2,758,464)

Net loss on investments	(8,916,316)

Net increase in net assets resulting from operations	$11,287,903

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 33

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 2/29/20	Year ended 2/28/19
Operations
Net investment income	$20,204,219	$31,242,277
Net realized loss on investments	(6,157,852)	(9,958,617)
Change in net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(2,758,464)	(6,136,162)
Net increase in net assets resulting from operations	11,287,903	15,147,498
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(10,938,880)	(15,587,110)
Class B	(320,885)	(462,368)
Class C	(2,115,520)	(2,801,524)
Class M	(120,679)	(205,826)
Class R	(29,238)	(25,921)
Class R6	(280,641)	(208,284)
Class Y	(6,512,739)	(13,234,857)
From return of capital
Class A	(195,828)	—
Class B	(5,745)	—
Class C	(37,872)	—
Class M	(2,160)	—
Class R	(523)	—
Class R6	(5,025)	—
Class Y	(116,591)	—
Decrease from capital share transactions (Note 4)	(145,275,665)	(197,085,479)
Total decrease in net assets	(154,670,088)	(214,463,871)

NET ASSETS
Beginning of year	554,670,598	769,134,469
End of year	$400,000,510	$554,670,598

The accompanying notes are an integral part of these financial statements.

34 Floating Rate Income Fund

This page left blank intentionally.

Floating Rate Income Fund 35

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	return of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
February 29, 2020	$8.46	.36	(.16)	.20	(.37)	(.01)	(.38)	$8.28	2.31	$226,047	1.03	4.28	33
February 28, 2019	8.62	.36	(.14)	.22	(.38)	—	(.38)	8.46	2.60	281,109	1.03	4.22	40
February 28, 2018	8.63	.33	(.02)	.31	(.32)	—	(.32)	8.62	3.71	356,807	1.02	3.79	60
February 28, 2017	8.11	.30	.53	.83	(.31)	—	(.31)	8.63	10.40	338,129	1.03[d]	3.54[d]	49
February 29, 2016	8.79	.34	(.65)	(.31)	(.35)	(.02)	(.37)	8.11	(3.74)	272,430	1.02	3.98	46
Class B
February 29, 2020	$8.46	.35	(.18)	.17	(.35)	(.01)	(.36)	$8.27	1.98	$6,429	1.23	4.10	33
February 28, 2019	8.61	.34	(.13)	.21	(.36)	—	(.36)	8.46	2.51	9,318	1.23	4.03	40
February 28, 2018	8.63	.31	(.02)	.29	(.31)	—	(.31)	8.61	3.39	12,666	1.22	3.60	60
February 28, 2017	8.11	.29	.53	.82	(.30)	—	(.30)	8.63	10.18	16,461	1.23[d]	3.35[d]	49
February 29, 2016	8.78	.32	(.65)	(.33)	(.33)	(.01)	(.34)	8.11	(3.82)	14,951	1.22	3.78	46
Class C
February 29, 2020	$8.46	.30	(.18)	.12	(.30)	(.01)	(.31)	$8.27	1.42	$51,058	1.78	3.54	33
February 28, 2019	8.61	.30	(.14)	.16	(.31)	—	(.31)	8.46	1.95	71,231	1.78	3.46	40
February 28, 2018	8.63	.26	(.02)	.24	(.26)	—	(.26)	8.61	2.82	90,475	1.77	3.05	60
February 28, 2017	8.11	.24	.53	.77	(.25)	—	(.25)	8.63	9.58	100,047	1.78[d]	2.80[d]	49
February 29, 2016	8.78	.28	(.65)	(.37)	(.29)	(.01)	(.30)	8.11	(4.35)	89,412	1.77	3.23	46
Class R
February 29, 2020	$8.46	.34	(.16)	.18	(.35)	(.01)	(.36)	$8.28	2.05	$687	1.28	3.99	33
February 28, 2019	8.61	.34	(.13)	.21	(.36)	—	(.36)	8.46	2.46	713	1.28	3.97	40
February 28, 2018	8.63	.30	(.02)	.28	(.30)	—	(.30)	8.61	3.33	510	1.27	3.55	60
February 28, 2017	8.11	.28	.53	.81	(.29)	—	(.29)	8.63	10.13	466	1.28[d]	3.32[d]	49
February 29, 2016	8.78	.32	(.65)	(.33)	(.33)	(.01)	(.34)	8.11	(3.87)	504	1.27	3.72	46
Class R6
February 29, 2020	$8.47	.39	(.16)	.23	(.40)	(.01)	(.41)	$8.29	2.66	$5,700.70		4.61	33
February 28, 2019†	8.62	.31	(.14)	.17	(.32)	—	(.32)	8.47	2.05*	6,537	.53*	3.61*	40
Class Y
February 29, 2020	$8.47	.39	(.17)	.22	(.39)	(.01)	(.40)	$8.29	2.57	$110,079.78		4.57	33
February 28, 2019	8.63	.39	(.15)	.24	(.40)	—	(.40)	8.47	2.86	181,733.78		4.51	40
February 28, 2018	8.64	.35	(.01)	.34	(.35)	—	(.35)	8.63	3.97	303,597.77		4.06	60
February 28, 2017	8.12	.32	.54	.86	(.34)	—	(.34)	8.64	10.67	359,621	.78[d]	3.78[d]	49
February 29, 2016	8.80	.36	(.65)	(.29)	(.37)	(.02)	(.39)	8.12	(3.49)	258,358.77		4.23	46

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to February 28, 2019.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

36 Floating Rate Income Fund	Floating Rate Income Fund 37

Notes to financial statements 2/29/20

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2019 through February 29, 2020.

Putnam Floating Rate Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Preservation of capital is a secondary goal. The fund invests mainly in corporate loans and debt securities that have floating rates of interest and other corporate debt securities. Under normal circumstances, the fund will invest at least 80% of its net assets in income-producing floating rate loans and other floating rate debt securities. This policy may be changed only after 60 days’ notice to shareholders. The fund invests mainly in obligations of U.S. issuers that are below-investment-grade in quality (having credit characteristics similar to “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 2.25%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

38 Floating Rate Income Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less); such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on

Floating Rate Income Fund 39

investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At February 29, 2020, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$4,592,552	$44,511,574	$49,104,126

Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from defaulted bond interest. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution

40 Floating Rate Income Fund

(or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $649,896 to decrease distributions in excess of net investment income, $649,896 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$2,357,159
Unrealized depreciation	(12,354,097)
Net unrealized depreciation	(9,996,938)
Capital loss carryforward	(49,104,126)
Cost for federal income tax purposes	$419,610,310

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,
0.670%	of the next $5 billion,	0.500%	of the next $50 billion,
0.620%	of the next $10 billion,	0.490%	of the next $100 billion and
0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.558% of the fund’s average net assets.

Putnam Management has contractually agreed, through June 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined

Floating Rate Income Fund 41

contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$340,102	Class R	967
Class B	10,406	Class R6	3,023
Class C	78,938	Class Y	189,738
Class M	3,645	Total	$626,819

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $14,010 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $289, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$635,808
Class B	1.00%	0.45%	35,064
Class C	1.00%	1.00%	590,946
ClassM *	1.00%	0.30%	8,224
Class R	1.00%	0.50%	3,608
Total			$1,273,650

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

42 Floating Rate Income Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $14,750 and no monies from the sale of class A and class M shares, respectively, and received $336 and $1,156 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $255 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$148,089,183	$216,018,224
U.S. government securities (Long-term)	—	—
Total	$148,089,183	$216,018,224

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 2/29/20		YEAR ENDED 2/28/19
Class A	Shares	Amount	Shares	Amount
Shares sold	4,531,645	$38,144,954	14,138,038	$120,814,163
Shares issued in connection with
reinvestment of distributions	1,210,216	10,183,664	1,648,805	14,024,527
	5,741,861	48,328,618	15,786,843	134,838,690
Shares repurchased	(11,653,389)	(98,221,831)	(23,970,674)	(200,999,216)
Net decrease	(5,911,528)	$(49,893,213)	(8,183,831)	$(66,160,526)

	YEAR ENDED 2/29/20		YEAR ENDED 2/28/19
Class B	Shares	Amount	Shares	Amount
Shares sold	28,767	$241,665	76,096	$648,693
Shares issued in connection with
reinvestment of distributions	37,818	318,063	51,365	436,768
	66,585	559,728	127,461	1,085,461
Shares repurchased	(391,266)	(3,295,714)	(496,255)	(4,227,854)
Net decrease	(324,681)	$(2,735,986)	(368,794)	$(3,142,393)

Floating Rate Income Fund 43

	YEAR ENDED 2/29/20		YEAR ENDED 2/28/19
Class C	Shares	Amount	Shares	Amount
Shares sold	671,150	$5,633,242	1,640,882	$13,951,158
Shares issued in connection with
reinvestment of distributions	233,588	1,964,221	298,298	2,535,574
	904,738	7,597,463	1,939,180	16,486,732
Shares repurchased	(3,155,014)	(26,571,726)	(4,021,954)	(34,361,882)
Net decrease	(2,250,276)	$(18,974,263)	(2,082,774)	$(17,875,150)

	YEAR ENDED 2/29/20*		YEAR ENDED 2/28/19
Class M	Shares	Amount	Shares	Amount
Shares sold	17,969	$151,960	100,280	$847,367
Shares issued in connection with
reinvestment of distributions	12,562	105,827	22,491	191,222
	30,531	257,787	122,771	1,038,589
Shares repurchased	(506,838)	(4,241,260)	(236,124)	(1,995,713)
Net decrease	(476,307)	$(3,983,473)	(113,353)	$(957,124)

	YEAR ENDED 2/29/20		YEAR ENDED 2/28/19
Class R	Shares	Amount	Shares	Amount
Shares sold	5,704	$48,133	24,294	$207,988
Shares issued in connection with
reinvestment of distributions	3,321	27,932	2,830	24,023
	9,025	76,065	27,124	232,011
Shares repurchased	(10,199)	(85,521)	(2,054)	(17,563)
Net increase (decrease)	(1,174)	$(9,456)	25,070	$214,448

			FOR THE PERIOD 5/22/18
			(COMMENCEMENT OF OPERATIONS)
	YEAR ENDED 2/29/20		TO 2/28/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	130,041	$1,098,899	1,165,558	$10,007,316
Shares issued in connection with
reinvestment of distributions	34,335	285,666	24,709	208,284
	164,376	1,384,565	1,190,267	10,215,600
Shares repurchased	(248,221)	(2,095,617)	(418,525)	(3,484,158)
Net increase (decrease)	(83,845)	$(711,052)	771,742	$6,731,442

	YEAR ENDED 2/29/20		YEAR ENDED 2/28/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,560,089	$21,604,651	11,066,715	$94,687,992
Shares issued in connection with
reinvestment of distributions	737,362	6,213,239	1,279,003	10,891,361
	3,297,451	27,817,890	12,345,718	105,579,353
Shares repurchased	(11,467,766)	(96,786,112)	(26,085,820)	(221,475,529)
Net decrease	(8,170,315)	$(68,968,222)	(13,740,102)	$(115,896,176)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

44 Floating Rate Income Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 2/28/19	cost	proceeds	income	of 2/29/20
Short-term investments
Putnam Short Term
Investment Fund*	$2,398,791	$203,972,238	$180,680,424	$597,886	$25,690,605
Total Short-term
investments	$2,398,791	$203,972,238	$180,680,424	$597,886	$25,690,605

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Beginning in January 2020, global financial markets have experienced, and may continue to experience significant volatility resulting from the spread of a virus known as COVID–19.  The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty.  The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310 -20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt

Floating Rate Income Fund 45

securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements.

Note 9: Change in independent accountants (Unaudited)

On March 20, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to change the fund’s independent accountant and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation, effective upon the completion of its audit with respect to the fund’s financial statements for its fiscal year ended February 29, 2020 and the issuance of its report thereon. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

46 Floating Rate Income Fund

Federal tax information (Unaudited)

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $3,822,453 of distributions paid as qualifying to be taxed as interest-related dividends, and no amount to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2021 will show the tax status of all distributions paid to your account in calendar 2020.

Floating Rate Income Fund 47

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Director of the Rohatyn Group, an emerging-market fund complex that manages money for institutions; a director and Treasurer of the Sun Valley Writers Conference, a literary not-for-profit organization; trustee of the New York Society Library; and a trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded diversified energy company; Senior Advisor for First Reserve, an energy private equity firm; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of The Denver Foundation; previously a director of Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products, as well as UNS Energy Corporation, a publicly held electric and gas utility in Arizona, SM Energy Corporation, a publicly held U.S. exploration and production company, and CVR Energy Corporation, a publicly held refining company.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation; and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

48 Floating Rate Income Fund

Floating Rate Income Fund 49

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of February 29, 2020, there were 102 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

50 Floating Rate Income Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Floating Rate Income Fund 51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52 Floating Rate Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
Marketing Services	Manoj P. Singh	Compliance Officer
Putnam Retail Management	Mona K. Sutphen
100 Federal Street		Susan G. Malloy
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Assistant Treasurer
Custodian	President
State Street Bank		Denere P. Poulack
and Trust Company	Robert T. Burns	Assistant Vice President, Assistant
	Vice President and	Clerk, and Assistant Treasurer
Legal Counsel	Chief Legal Officer
Ropes & Gray LLP		Janet C. Smith
	James F. Clark	Vice President,
Independent Registered	Vice President, Chief Compliance	Principal Financial Officer,
Public Accounting Firm	Officer, and Chief Risk Officer	Principal Accounting Officer,
KPMG LLP		and Assistant Treasurer
Nancy E. Florek
	Vice President, Director of	Mark C. Trenchard
	Proxy Voting and Corporate	Vice President
Governance, Assistant Clerk,
and Assistant Treasurer

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

HOW WOULD YOU LIKE TO RECEIVE REPORTS LIKE THIS?

Go green with paperless delivery

1. Log in to your account at putnam.com
2. Under account preferences, select "mailing and paperless options"

Continue with paper reports by mail

Call Putnam at 1-800-225-1581.

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

AN096 320375 4/20

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In October 2019, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employee notification to the Code of Ethics Officer before acting as a public official for any government entity (ii) Clarifying changes to the Insider Trading provisions and to the rules for trading in securities issued by Great-West Lifeco.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Distributions Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Ms. Baumann, Dr. Joskow, Mr. Patterson, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distributions Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

February 29, 2020	$105,459	$ —	$8,260	$ —
February 28, 2019	$101,960	$ —	$8,100	$ —

For the fiscal years ended February 29, 2020 and February 28, 2019, the fund's independent auditor billed aggregate non-audit fees in the amounts of $8,260 and $8,100 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

February 29, 2020	$ —	$ —	$ —	$ —
February 28, 2019	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(4) Change in registrant's independent public accountant.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 29, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 29, 2020